                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]  Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-12


                            Bank of the Ozarks, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Last update: 02/22/2002

                     [BANK OF THE OZARKS LOGO APPEARS HERE]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 22, 2003

Dear Stockholder:

       You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Bank of the Ozarks, Inc., an Arkansas Corporation (the "Company"), to be held at the Company's office, 12615 Chenal Parkway, Little Rock, AR 72211, on Tuesday, April 22, 2003 at 1:00 p.m., local time, for the following purposes:

       1.     To elect eleven (11) directors.

       2. To consider and act upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

       Only stockholders of record at the close of business on March 7, 2003 will be entitled to vote at the 2003 Annual Meeting and any adjournments or postponements thereof.

       The Company's Proxy Statement and a form of proxy are included with this Notice. The annual report for the year ended December 31, 2002 is also enclosed.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ George Gleason

                                        George Gleason
                                        Chairman of the Board of Directors and
                                        Chief Executive Officer


Little Rock, Arkansas
March 13, 2003

       YOUR VOTE IS IMPORTANT. PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR TO VOTE YOUR SHARES IN PERSON IF YOU ATTEND THE MEETING.

                     [BANK OF THE OZARKS LOGO APPEARS HERE]



                                  P.O. BOX 8811
                        LITTLE ROCK, ARKANSAS 72231-8811

                                  ------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 2003

                                  ------------

                      SOLICITATION AND REVOCATION OF PROXY

       The enclosed proxy, for use only at the 2003 Annual Meeting of Stockholders to be held at the Company's office, 12615 Chenal Parkway, Little Rock, Arkansas 72211, on Tuesday, April 22, 2003 at 1:00 p.m., local time, and any adjournments or postponements thereof, is solicited on behalf of the Board of Directors of Bank of the Ozarks, Inc. (the "Company"). This solicitation is being made primarily by mail, but may also be made in person or by telephone or facsimile by officers, directors and regular employees of the Company. All expenses incurred in the solicitation will be paid by the Company.

       Any stockholder executing a proxy retains the right to revoke it at any time prior to exercise at the 2003 Annual Meeting. A proxy may be revoked at any time before it is used, upon delivery of written notice to the Secretary of the Company, by execution and delivery of a later proxy, or by attending the meeting and voting in person. If not revoked, all properly executed proxies received will be voted at the meeting in accordance with the terms of the proxy.

       The Company knows of no matter to be brought before the meeting other than those referred to in the accompanying notice of annual meeting. If, however, any other matters properly come before the meeting, the proxy solicited hereby confers discretionary authority to the proxies named therein to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the meeting.

       This proxy material is first being mailed to stockholders on or about March 13, 2003.

                       OUTSTANDING STOCK AND VOTING RIGHTS

       The Board of Directors has selected March 7, 2003 as the record date (the "Record Date") for the 2003 Annual Meeting. Only those stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the 2003 Annual Meeting. At the close of business on the Record Date, there were 7,834,260 shares of common stock, $0.01 par value per share (the "Common Stock"), issued and outstanding. At the meeting each stockholder will be entitled to one vote, in person or by proxy, for each share of Common Stock owned of record as of the close of business on the Record Date. Votes will be tabulated by inspectors of election appointed by the Company's Board of Directors. The stock transfer books of the Company will not be closed.

       The enclosed form of proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for the Board of Directors while still granting authority to the proxy to vote for the remaining nominees. The names of all nominees are listed on the proxy card. To grant the proxy authority to vote for all nominees, check the box marked "FOR ALL NOMINEES." To withhold authority to vote for all nominees, check the box marked "WITHHOLD." To withhold authority to vote for any individual nominee(s), mark the "FOR ALL EXCEPT" box and strike a line through that nominee(s)' name. By checking the box marked "WITHHOLD," shares will not be counted as votes cast, but will be counted as present at the meeting for the purpose of calculating whether a quorum exists. Provided a quorum is present, the affirmative vote of a plurality of the votes cast at the meeting is required for election of each nominee to the Board of Directors. Stockholders may not cumulate their votes with respect to the election of directors. IF NO VOTING INSTRUCTIONS ARE INDICATED ON THE PROXY CARD, SHARES OF COMMON STOCK WILL BE VOTED FOR THE ELECTION OF THE NOMINEES.

       Brokers who hold shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote such customers' shares on non-routine matters in the absence of specific instructions from such customers. This is commonly referred to as a "broker non-vote". Broker "non-votes" are not relevant to the determination of a quorum or whether the proposal to elect directors has been approved.

                              ELECTION OF DIRECTORS

General

       The Company's Board of Directors is comprised of one class of directors, elected annually. Each director serves a term of one year or until his or her successor is duly elected or qualified. The number of directors has been set at eleven for the ensuing year. The Board of Directors has the power to fix or change the number of directors by resolution and without any further action of the stockholders in accordance with the Company's bylaws. The Company's Amended and Restated Articles of Incorporation contain a provision that allows the Board of Directors, by resolution and without any further action by the stockholders, to classify or stagger the board into two or three groups, as equal in number as possible, with the terms of office of such directors contained in each group expiring one, two or three years after their election to the Board, as applicable. The existence of such provision could result in the nominees described below being elected for terms greater than one year.

       The following slate of nominees has been chosen by the Nominating and Governance Committee of the Board of Directors and each nominee has consented to being named in this Proxy Statement and to serve if elected. If a nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the proxy holder for a substitute designated by the Board.

       Certain information for each nominee is set forth below. Unless otherwise indicated there has been no change in principal occupation or employment during the past five years for these nominees.

       The Board recommends that stockholders vote for the election of each nominee. Proxies solicited by the Board will be so voted unless stockholders specify a contrary choice in their proxies.

Nominees for Election as Directors

       George Gleason, age 49; Chairman and Chief Executive Officer. Mr. Gleason has served the Company or its bank subsidiary as Chairman, Chief Executive Officer and/or President since 1979. He holds a B.A. in Business and Economics from Hendrix College and a J.D. from the University of Arkansas.

       Mark Ross, age 47; Vice Chairman, President and Chief Operating Officer. Mr. Ross has served as President since 1986 and in various capacities for the Company or its bank subsidiary since 1980. He was elected as a director of the Company in 1992 and was elected as Vice Chairman, President and Chief Operating Officer on February 19, 2002. Mr. Ross holds a B.A. in Business Administration from Hendrix College.

       Jean Arehart, age 62; President of the bank subsidiary's Mortgage Division. Ms. Arehart joined the Company's bank subsidiary as Senior Vice President in 1996 and was named an Executive Vice President in May 1997 and has served as President of the mortgage division since 2000. She was elected as a director in 2002. In May 1999 Ms. Arehart resigned employment with the bank subsidiary but returned in January 2000. Prior to 1996 Ms. Arehart served as Senior Vice President and a member of the Executive Committee of Twin City Bank

(now U.S. Bank, formerly Firstar Bank of Arkansas, formerly Mercantile Bank of Arkansas), where she worked from 1979 to February 1996.

       Steven Arnold, age 41; Director since October 2001. Mr. Arnold is an ordained minister and Senior Pastor of St. Mark Baptist Church in Little Rock, Arkansas. He attended Louisiana Technical University and Arkansas State University before receiving his B.A. degree from Philander Smith College in Little Rock. He has served as Senior Pastor of St. Mark Church since 1989.

       Jerry Davis, age 63; Director since December 1998. Mr. Davis is Chairman, President and Chief Executive Officer of Affiliated Foods Southwest, Inc., a wholesale grocery operation located in Little Rock, Arkansas.

       Robert East, age 55; Director since July 1997. Mr. East is Chairman and President of Robert East Company, an investment company, Chairman and Chief Executive Officer of East-Harding, Inc., a general contracting firm, and Managing Partner in Advanced Cabling Systems LLC, which is a provider of optic fiber cable installations and security systems. He is also a partner or owner of numerous real estate projects and other investments. Mr. East holds a B.A. in Finance and Administration from the University of Arkansas.

       Linda Gleason, age 48; Director since 1987. From 1992 to 1996, Ms. Gleason served as the Company's Deputy Chief Executive Officer and Assistant Secretary. She has attended Arkansas State University and the University of Arkansas at Little Rock.

       Porter Hillard, age 71; Director since July 1997. Mr. Hillard is a retired owner and operator of various agricultural businesses since 1957. He has owned, operated or managed various purebred and commercial cattle operations, a turkey hatchery, feed mills, turkey grow-out operations and other businesses. Mr. Hillard has also served as a director of the bank subsidiary since 1967. He holds a B.S. in Agriculture from the University of Arkansas.

       Henry Mariani, age 64; Director since July 1997. Mr. Mariani is Chairman and Chief Executive Officer of N. L. C. Products, Inc., a manufacturing, wholesale and retail mail order operation with catalogs featuring executive gifts, hunting equipment and supplies. He holds a B.S. in Finance from Penn State University and is a C.P.A.

       R. L. Qualls, age 69; Director since July 1997. Dr. Qualls is Retired President and Chief Executive Officer of Baldor Electric Company, a marketer, designer and manufacturer of electric motors, drives and generators based in Fort Smith, Arkansas. From 1993 to 1998 he served as Chief Executive Officer and President of Baldor and was Vice Chairman from 1998 to 2000. Dr. Qualls holds a B.S. and M.S. in Economics from Mississippi State University and completed his doctoral work at Louisiana State University.

       Kennith Smith, age 71; Director since July 1997. Mr. Smith is retired and previously served as the owner and operator of Smith Cattle Farm from 1984 until his retirement in 1993. Prior to that time he was the co-owner of Mulberry Lumber Company. Mr. Smith has also served as a director of the bank subsidiary since 1977.

       Linda Gleason is the wife of George Gleason. Except for the foregoing no family relationships exist among any of the above named persons. Unless otherwise indicated each of the above named persons serves in the same position with the Company's bank subsidiary.

       During 2002 the Board of Directors met on twelve occasions. Each of the nominees for the Board was elected by stockholders at last year's annual meeting. In 2002 each Director attended at least 75% or more of the total of meetings of the Board and committees of the Board during the period in which he or she served except Mr. Davis who did not attend the sole meeting of the Audit Committee after his appointment to such Committee in September 2002.

       The Company's Nominating and Governance Committee recommends to the Board of Directors nominees for director. The Board and Nominating Committee will consider any and all stockholder suggestions for names of nominees to the Board of Directors for the 2004 Annual Meeting, provided that such suggestions are made in writing and delivered to the Secretary of the Company on or before December 1, 2003.

Governance Initiatives

       In July 2002 Congress passed the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") which, among other things, sets forth a number of new corporate governance standards and disclosure requirements. In addition the Nasdaq Stock Market has recently proposed changes to its corporate governance and listing requirements. Many of the requirements of the Sarbanes-Oxley Act and the proposed Nasdaq rules are subject to further SEC rulemaking and, therefore, have not yet become effective. In anticipation of the final effectiveness of these requirements, the Board and its Committees have initiated actions to pre-comply with certain of the proposed rules. These actions include (1) establishing a new independent Nomination and Governance Committee, (2) adopting a detailed set of Corporate Governance Principles, (3) adopting a new corporate code of conduct, (4) adopting an amended Audit Committee Charter, which reflects certain changes required under the Sarbanes-Oxley Act, (5) adopting specific procedures requiring pre-approval by the Audit Committee of audit, audit-related and non-audit services to be provided by the Company's independent auditor and
(6) adopting a Compensation Committee Charter outlining the duties of the Compensation Committee. A copy of the new Audit Committee Charter is attached hereto as Appendix A. Additionally, copies of the new Audit Committee Charter, Compensation Committee Charter, Nominating and Governance Committee Charter, Corporate Code of Conduct and Corporate Governance Principles will soon be available on the Company's website at www.bankozarks.com.

       The Company, the Board and each of the Board Committees will continue to monitor the progress of pending corporate governance legislation and related rule-making initiatives and will continue to evaluate Committee charters, duties and responsibilities with the intention of maintaining full compliance therewith.

Committees

       The following is a brief description of the functions of the Company's committees.

       Nominating and Governance Committee. As part of the recent corporate governance initiatives, the Board of Directors formed the Nominating and Governance Committee on September 10, 2002. The Committee's first meeting was January 21, 2003. The Nominating and Governance Committee is appointed by the Board of Directors to (1) assist the Board by identifying individuals qualified to become Board members and to recommend to the Board the director nominees for the next annual meeting of shareholders, (2) review and recommend to the Board the Corporate Governance Principles applicable to the Company, (3) review the Company's management succession plans and make recommendations to the Board regarding these succession plans, (4) lead the Board in its annual review of the Board's performance and (5) review and approve certain transactions between the Company and its officers, directors or affiliates. The Committee is comprised of the following three directors: R.L. Qualls as Chairman, Kennith Smith and Jerry Davis. Each of these individuals are expected to qualify as an "independent" director under the proposed Nasdaq listing standards. Assuming their re-election to the Board, Messrs. Qualls, Smith and Davis will continue to serve on such committee in 2003.

       Audit Committee. The Audit Committee met four times in 2002. The Audit Committee's primary function, which is further described in the Audit Committee Charter attached as Appendix A, is to assist the Board in fulfilling its oversight responsibilities relating to the Company's auditing, accounting and financial reporting processes. The Audit Committee is directly responsible for the engagement, compensation and oversight of the Company's independent auditors and the review and oversight of the Company's internal controls. The Audit Committee also receives and reviews the periodic reports and presentations of the loan review and compliance officers and the internal auditor, provides general oversight and direction for their work, and coordinates corrective action as appropriate. Henry Mariani, as Chairman, R. L. Qualls and Steven Arnold served on the Audit Committee for the majority of 2002. Effective September 10, 2002 Mr. Arnold retired from the Audit Committee and at that time Jerry Davis was appointed to serve in his place. Assuming their re-election to the Board, Messrs. Mariani, Qualls and Davis will continue to serve on such committee in 2003. Each of these individuals are expected to qualify as an "independent" director under the Sarbanes-Oxley Act and the proposed Nasdaq listing standards. (See Report of the Audit Committee on page 16 of this Proxy Statement.)

       Personnel and Compensation Committee. The Personnel and Compensation Committee (the "Compensation Committee") met five times in 2002. The Compensation Committee considers, approves and reviews all salaries and bonuses for officers and employees, reviews additions and terminations of personnel, oversees administration of the employee benefit plans and programs, including the Company's stock option plans, and oversees staff training and educational programs. Robert East, as Chairman, Porter Hillard, Kennith Smith and Jerry Davis served on the Compensation Committee for the majority of 2002. Effective September 10, 2002 Messrs. East and Davis retired and Steven Arnold was appointed to serve. Assuming their re-election to the Board, Messrs. Hillard, as Chairman, Arnold and Smith will continue to serve on this committee in 2003. Each of these individuals are expected to qualify as an "independent" director under the proposed Nasdaq listing standards. (See Report of the Personnel and Compensation Committee on Executive Compensation beginning on page 12 of this Proxy Statement.)

       Trust Committee. The Trust Committee met eight times in 2002. The operation of the bank's trust department and the administration of its trust accounts are overseen by the Trust Committee. In 2002 George Gleason, as Chairman, Linda Gleason, Paul Moore, Dan Rolett and Mark Ross served on the Trust Committee for 2002. On September 10, 2002 Robert East was added to the Trust Committee. Assuming re-election to the board of the non-employee directors serving on this committee, these same members are expected to continue to serve on this committee in 2003.

         Loan Committee. The Loan Committee met 24 times in 2002. The Loan Committee is comprised of any five members of the Board of Directors. This Committee has responsibility for reviewing and approving all loans and aggregate loan relationships in excess of $1,500,000 and up to the lending limit of the bank and for administering other aspects of the lending function.

       ALCO and Investment Committee. The ALCO and Investment Committee met four times in 2002. Management of the asset/liability (interest rate risk) position, liquidity and investment portfolio is overseen by the ALCO and Investment Committee. Paul Moore, as Chairman, George Gleason, Mark Ross, Danny Criner, Randy Oates and Dan Rolett served on the ALCO and Investment Committee during 2002 and will continue to serve on this committee in 2003.

                             PRINCIPAL STOCKHOLDERS

       As of February 15, 2003 the only stockholders known by the Company to own, directly or indirectly, more than five percent of the Company's Common Stock, the only class of the Company's capital stock presently outstanding, are reflected in the following table. The table is based on information supplied by principal stockholders and a review of information on file with the United States Securities and Exchange Commission.

                                                                                  Number of Shares of
                                                                                     Common Stock
Name and Address                                                                     Beneficially             Percentage of
of Beneficial Owner                                       Title of Class                 Owned             Outstanding Shares
-------------------                                       --------------          -------------------      ------------------
George Gleason                                            Common Stock               2,483,269/(1)/                31.7%
P.O. Box 8811
Little Rock, Arkansas 72231-8811

Fidelity Management & Research Corporation/(2)/           Common Stock                 768,700                      9.8
82 Devonshire Street
Boston, Massachusetts 02109-3614

Bank of the Ozarks, Inc.                                  Common Stock                 406,112                      5.2
401(k) Retirement Savings Plan
(the "401(k) Plan")/(3)/
P.O. Box 8811
Little Rock, Arkansas 72231-8811

-------------------

/(1)/ For information regarding form of ownership, see the footnotes to the table regarding Security Ownership of Management.

/(2)/ Based on information obtained from a Form 13G filed by FMR Corporation, the parent holding company of Fidelity Management & Research Corporation, with the Securities and Exchange Commission on or about February 13, 2003. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in FMR Corporation's Form 13-G.

/(3)/ The 401(k) Plan is a qualified retirement plan established for the benefit of all of the Company's officers and employees. A portion of these shares were previously held in the Bank of the Ozarks, Inc. Stock Ownership Plan and Trust which was merged into the 401(k) Plan effective January 31, 1999. Bank of the Ozarks' trust department serves as trustee of the 401(k) Plan and Jenny Bradford, Diane Hilburn and Paul Moore, each an employee of the Company's bank subsidiary, currently serve as the administrators of the 401(k) Plan. Participants in the 401(k) Plan are entitled to vote shares of Common Stock allocated to their respective accounts on all matters submitted to the Company's stockholders for approval and the failure by a participant to provide instructions on the manner in which to vote his or her shares is treated as an abstention.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information as of February 14, 2003 with respect to beneficial ownership of the Company's Common Stock by each director, each executive officer of the Company named under the table captioned "Executive Compensation and Other Information", and all directors and executive officers of the Company as a group.

                        Name                                             Shares Owned/(1)/     Percentage of Class
                        ----                                             -----------------     -------------------
George and Linda Gleason .............................................    2,483,269/(2)/                 31.7%
Mark Ross ............................................................      232,687/(3)/                  2.9
Steven Arnold ........................................................        4,000                       *
Jerry Davis ..........................................................       20,000                       *
Robert East ..........................................................       29,800/(4)/                  *
Porter Hillard .......................................................        8,000                       *
Henry Mariani ........................................................       30,000                       *
R. L. Qualls .........................................................       16,200                       *
Kennith Smith ........................................................       45,840/(5)/                  *
Paul Moore ...........................................................       44,107/(6)/                  *
Jean Arehart .........................................................       16,439                       *
Danny Criner .........................................................       54,910                       *
All Directors and Executive Officers as a group (18 persons) .........    3,022,584                      38.1

-----------------------

*      Less than one percent.

/(1)/ Includes beneficial ownership of shares with respect to which voting or investment power may be deemed to be directly or indirectly controlled. Accordingly the shares in the foregoing table include shares owned directly, shares held in such person's accounts under the 401(k) Plan as of December 31, 2002, shares underlying presently exercisable options granted pursuant to Company's stock option plans, shares owned by certain of the individual's family members and shares held by the individual as a trustee or other similar capacity, unless otherwise described below. Shares subject to presently exercisable options (or options exercisable on or within 60 days after December 31, 2002) are held by the directors and executive officers as a group in the amount of 100,200, and held by the named individuals in the amounts as follows: Mark Ross (15,400); Linda Gleason (12,000); Steven Arnold (4,000); Jerry Davis (10,000); Robert East (12,000); Porter Hillard (8,000); R. L. Qualls (12,000); Kennith Smith (8,000); and Paul Moore (5,000).

/(2)/  The amount includes (a) 1,974,450 shares owned directly by Mr. Gleason,
       (b) 421,400 shares owned of record by a trust of which Mr. Gleason is sole trustee and has a 25% life income interest, (c) 32,400 shares owned of record by a charitable trust for which Mr. and Mrs. Gleason are co-trustees, (d) 31,704 shares owned directly by Ms. Gleason, (e) 800 shares owned by Mr. Gleason as custodian for his children and (f) 22,515 shares representing 25% of the shares held in a family limited partnership in which Mr. Gleason, his spouse and descendants have an aggregate 25% pecuniary interest.

/(3)/ Includes (a) 72,600 shares owned of record by a trust for the benefit of Mr. Ross and his children and for which Mr. Ross maintains a life interest only and (b) 45,000 shares owned by Mr. Ross' spouse.

/(4)/  Includes 1,200 shares held by children of Mr. East.

/(5)/  Includes 524 shares held by spouse of Mr. Smith.

/(6)/ Includes 2,000 shares held by spouse and 100 shares held by child of Mr. Moore.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

       The following table shows for the years indicated all cash and certain other compensation paid or to be paid by the Company to the Chief Executive Officer and each of the four most highly compensated executive officers other than the Chief Executive Officer whose aggregate 2002 salary and bonus exceeded $100,000.

                                                                          Long-Term
                                       Annual Compensation              Compensation
                                       -------------------              ------------
       Name & Principal                                                  Securities                  All Other
           Position               Year     Salary       Bonus       Underlying Options/(1)/      Compensation/(2)/
           --------               ----     ------       -----       ----------------------       ---------------
George Gleason/(3)/               2002    $360,000     $245,000               1,500                  $5,500
Chairman and Chief                2001     275,015      100,000               3,000                   5,231
Executive Officer                 2000     234,278            -              10,800                   5,230

Mark Ross                         2002    $156,751     $122,500               1,500                  $5,500
Vice Chairman, President          2001     142,500       35,000               3,000                   4,520
and Chief Operating Officer       2000     136,500            -              10,000                   4,536

Paul Moore                        2002    $124,065     $100,000               1,500                  $4,759
Chief Financial                   2001     113,065       35,000               3,000                   3,386
Officer                           2000     108,064            -              10,000                   3,392

Jean Arehart                      2002    $110,000     $100,000               1,200                  $4,559
President                         2001     104,070       35,000               2,400                   3,622
Mortgage Division                 2000      90,000       10,000               7,000                   2,826

Danny Criner                      2002    $124,901     $ 50,000               1,200                  $4,335
President                         2001     112,746       20,000               2,400                   3,376
Northern Division                 2000     108,611            -              10,000                   3,393

------------------------

(1) Represents option grants during each year under the Company's Stock Option Plan for employees. See "Option Grants in Last Fiscal Year." Prior years' shares are split adjusted.

(2)    Represents employer matching contributions under the Company's 401(k)
       Plan.

(3) Mr. Gleason's salary and bonus was determined pursuant to a written employment contract. For a description of this agreement, see "Employment Agreement with Mr. Gleason" below.

Employment Agreement with Mr. Gleason

       Mr. Gleason's salary and bonus for 2002 was determined pursuant to a written three year employment contract which became effective on January 1, 2002. This agreement provided for a minimum base salary for 2002 of $360,000 and a bonus to be subjectively determined by the Compensation Committee of the Board of Directors. On January 3, 2003 Mr. Gleason entered into a new written three-year employment agreement that provides for $396,000 base compensation for 2003 and a bonus to be subjectively determined by the Compensation Committee of the Board of Directors. This agreement is in addition to any other compensation that may be received by Mr. Gleason under employee benefit plans or reimbursement arrangements.

Options Grants in Last Fiscal Year

       The following table sets forth information with respect to the named executive officers concerning options granted in the last fiscal year and their potential realizable value:

                                          Individual Grants
                   ------------------------------------------------------------
                      Number of       % of Total                                   Potential Realizable Value at
                     Securities        Options       Exercise                     Assumed Annual Rates of Stock
                     Underlying       Granted to     or Base                         Price Appreciation for
                       Options       Employees in     Price      Expiration              Option Term/(1)/
                                                                                  -------------------------------
    Name               Granted       Fiscal Year      ($/Sh)        Date               5%               10%
    ----             ----------      ------------    --------    ----------            --               ---
George Gleason         1,500             4.4%         $25.57       9/10/09           $15,615          $36,390

Mark Ross              1,500             4.4%         $25.57       9/10/09           $15,615          $36,390

Paul Moore             1,500             4.4%         $25.57       9/10/09           $15,615          $36,390

Jean Arehart           1,200             3.5%         $25.57       9/10/09           $12,492          $29,112

Danny Criner           1,200             3.5%         $25.57       9/10/09           $12,492          $29,112

-------------------

/(1)/ As required by the Securities Exchange Commission rules and regulations, potential realizable values are based on the assumption that the Common Stock price appreciates at the annual rates shown compounded annually from the date of the grant until the end of the option term and is not intended to forecast appreciation in stock price. The assumed annual rates of appreciation of 5% and 10% would result in the price of the Company's stock increasing to $35.98 and $49.83, respectively.

Aggregated Options Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

       The following table sets forth information with respect to the named executive officers concerning exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

                                                     Number of Securities              Value of Unexercised
                       Shares                       Underlying Unexercised             In-the-Money Options
                      Acquired        Value            Options at FY-End                  at FY-End/(1)/
                                                    ----------------------             --------------------
    Name             On Exercise     Realized      Exercisable  Unexercisable      Exercisable   Unexercisable
    ----             -----------     --------      -----------  -------------      -----------   -------------
George Gleason          33,200       470,405         31,400       22,100             $405,735       $297,995
Mark Ross                4,500        97,631         15,400       14,500              235,323        217,345
Paul Moore               8,300       153,464          7,800       14,500              118,008        217,345
Jean Arehart                 -             -              -       10,600                    -        156,151
Danny Criner            12,000       149,200          7,800       13,600              118,008        209,326

-------------------

/(1)/ The dollar amounts shown represent the product of the number of shares purchasable upon exercise of the related options times the difference of the average of the high and low sales prices reported on December 31, 2002 ($23.65) and the purchase price per share payable upon such exercise applicable to each in-the-money option.

Director Compensation

     In the first nine months of 2002, non-employee directors were paid a quarterly retainer of $1,500 plus $1,500 for attendance at the primary board meeting held each quarter. At the September board meeting the board voted to return to regular monthly meetings. At that time the compensation plan was modified to provide for a quarterly retainer fee of $1,500 and a fee of $667 per regular monthly board meeting attended. Non-employee directors were and continue to be compensated $250 for attendance at each regular or special committee meeting and other regular or special board meetings. The Company's officers are not compensated for their service as directors.

     Additionally, under the Company's non-employee Director Stock Option Plan, each non-employee director is automatically granted, on the date a director's term of office commences, and each year thereafter on the day following the annual meeting of stockholders as long as the director's term as a director is continuing for the ensuing year, an option to acquire 1,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Effective April 17, 2002 the Company granted options to its non-employee directors to purchase 2,000 (split-adjusted) shares each of Common Stock at an exercise price of $16.94 per share. All options granted to non-employee directors become exercisable upon grant.

Compensation Committee Interlocks and Insider Participation

     During 2001 the Personnel and Compensation Committee of the Company consisted of Messrs. East (Chairman), Davis, Hillard and Smith. On September 10, 2002 Mr. Hillard was elected Chairman and Messrs. Davis and East retired. Mr. Arnold was elected to serve on the committee at that time. Assuming their re-election to the board, Messrs. Hillard as Chairman, Arnold and Smith will serve on the Personnel and Compensation in 2003. No member of the Personnel and Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries.

     Mr. East is co-owner, Chairman and Chief Executive Officer of East-Harding, Inc., a corporation engaged by the Company for the construction of some of the Company's facilities. In 2002 the Company paid East-Harding, Inc. approximately $362,000 under contracts for leasehold improvements and for remodeling work at the Company's Chenal location.

              REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

     The Personnel and Compensation Committee (the "Compensation Committee") is responsible for determining compensation levels for the Company's executive officers and for determining the policies that govern the Company's compensation and benefit plans. This report describes the basis upon which the 2002 compensation payable to the executive officers of the Company was determined.

Compensation Philosophy and Policies

     The Company's goal is to make compensation decisions consistent with the long-term growth and performance objectives of the Company. In 2002 the Company's compensation program for executive officers was based upon the following principles and policies:

.. The Company is committed to providing a competitive pay program that helps attract and retain quality executives while motivating such persons to perform their jobs in the most effective manner. In order to achieve this purpose, the Company's compensation policies must, among other things, (1) be internally equitable and externally competitive, (2) reward individuals based upon productivity and performance, (3) contain an appropriate mix of cash and long-term or equity-based compensation, (4) be administratively efficient and within budgetary parameters and (5) be flexible in response to changing conditions.

.. General cash bonus rewards for executive officers and other personnel are initially conditioned upon attaining a company-wide earnings threshold. Assuming the Company achieves the minimum threshold, rewards are based upon a combination of branch and departmental performance and individual performance and responsibility. In each case the foregoing performance criteria are subjectively applied and are not based upon a mathematical formula.

.. The Company maintains an on-going program of evaluation of officers and employees in which supervisors set objectives and goals for personnel reporting to them and evaluate the performance of such personnel. Senior management, including the Chief Executive Officer, reviews the performance of the Company's executive officers and makes final recommendations on their compensation levels to the Compensation Committee.

Executive Compensation Components for 2002

     The Compensation Committee regularly reviews the Company's compensation program to ensure that the components of the program will allow the Company to achieve the objectives described above. In 2002 the Company's compensation program consisted of the following:

     Base Salary. Base salary levels for executive officers were subjectively determined based upon the following factors: (1) individual performance contributions in accordance with the compensation philosophy of the Company, (2) senior management's perception and understanding of the appropriate salary levels that are necessary to remain competitive within the markets in which the Company operates and (3) the Company's budgetary parameters established for the full year. During 2002 base salaries for executive officers employed for the full year of 2001 and 2002 as a group (excluding the Chief Executive Officer) increased by 9.12%.

     Bonuses. The Company's general 2002 cash bonus program conditioned the payment of such bonuses on the Company achieving a minimum diluted earnings threshold for 2002 of $1.59 per share, which represented a 35.9% increase over diluted earnings per share for 2001. Actual diluted earnings per share for 2002 were $1.84, representing a 57.3% increase over diluted earnings per share for 2001. As a result cash bonuses were paid to executive officers in January 2003. The actual amount of such bonuses was subjectively determined based upon a number of factors, including (1) individual merit and performance, (2) department and branch performance and (3) the significant extent to which the Company's actual earnings exceeded the Company's budgeted performance.

     Stock Options. The Compensation Committee believes that stock options provide an appropriate incentive to encourage management, particularly senior management, to maximize stockholder returns since the value of an option bears a direct correlation to appreciation in the

Company's stock price. Grants under the Company's Employee Stock Option Plan have the effect of more closely aligning the interests of stockholders with the interests of management, while at the same time providing a valuable tool for attracting, rewarding and retaining key employees. The Compensation Committee determines whether to grant stock options based upon the subjective analysis of a number of factors including the overall mix of equity-based or long-term compensation to cash compensation, the number and frequency of prior option grants and the potential for an individual's contribution and performance to positively impact the Company's performance. Based upon the foregoing factors the Compensation Committee during 2002 granted options to purchase a total of 11,700 shares of the Company's Common Stock to executive officers at an exercise price per share of $25.57, the market value of the Company's common stock on the date of grant. The Compensation Committee will consider recommending the award of stock options to existing employees or to prospective employees in the future as circumstances warrant.

     401(k) Plan and Other Benefits. The Company maintains a qualified retirement 401(k) Plan with a salary deferral feature designed to qualify under
Section 401 of the Internal Revenue Code of 1986. The 401(k) Plan permits all employees of the Company, 18 years and older, to defer a portion of their eligible compensation on a pre-tax basis subject to certain maximum amounts. The Company matched contributions in 2002 up to a maximum of three percent of the participant's salary per year. These matching contributions may be adjusted from time to time by the Company. In order to encourage employees to invest in the Company's stock, the 401(k) plan was amended in 1999 to include Company Common Stock as one of its investment alternatives. In 2002 total matching contributions on behalf of executive officers were $38,657, which represented an average of 2.43% of the executive officers' covered compensation. In addition to the 401(k) Plan, executives and other employees receive life, health, dental and long-term disability insurance coverage in amounts the Company believes to be competitive with comparable sized financial institutions.

Chairman and Chief Executive Officer Compensation

     As described in the notes to the Summary Compensation Table presented above under the caption "Executive Compensation and Other Information," the 2002 cash compensation payable to George Gleason, the Company's Chairman and Chief Executive Officer, was determined pursuant to a written employment contract which became effective January 1, 2002. The employment contract provided for an annual base salary of $360,000 for 2002 and a bonus to be subjectively determined by majority vote of the Compensation Committee. Based on the Company's superior financial performance in 2002, Mr. Gleason's bonus for 2002 was determined to be $245,000 and was paid on January 6, 2003.

     In January 2003 the Compensation Committee reviewed and evaluated Mr. Gleason's employment contract and approved a new three-year agreement effective January 1, 2003. Under the new agreement Mr. Gleason's annual base salary was increased to $396,000. In future years Mr. Gleason's base salary will be evaluated and increased, if appropriate, by a majority vote of the Compensation Committee, based upon, among other things, individual merit and performance, assigned duties and scope of responsibilities, relative compensation of comparable positions in the industry and various measures of corporate performance.

     In addition to cash compensation Mr. Gleason received during 2002 (1) contributions under the Company's 401(k) Plan which were determined on a basis consistent with all other participating employees and (2) additional option grants to purchase 1,500 shares of the

Company's common stock at the market price ($25.57) on September 10, 2002. The Compensation Committee made the September grants pursuant to the Company's Employee Stock Option Plan, and based the grants on an evaluation of the various factors considered for all employees as outlined above.

     The Compensation Committee has reviewed Mr. Gleason's entire compensation package in the context of Mr. Gleason's historical compensation levels and in light of the significant dependence of the organization on Mr. Gleason's continued services and significant responsibilities. Based upon this review the Compensation Committee believes that the level of Mr. Gleason's compensation for 2003 is appropriate.

Section 162(m).

     In 1993 Congress enacted Section 162(m) of the Internal Revenue Code, which limits the deductibility for federal income tax purposes of annual compensation paid to certain covered executive officers (including the Chief Executive Officer) to $1 million, subject to certain exceptions. Section 162(m) is not expected to have an impact or result in the loss of a deduction with respect to compensation paid to any of the Company's executives during the last year or in the foreseeable future. In this regard it should be noted that all option grants effected under the Company's Stock Option Plan will continue to qualify for an exemption under Section 162(m).

                                            Personnel and Compensation Committee
                                            of the Board of Directors

                                            Porter Hillard, Chairman
                                            Kennith Smith
                                            Steven Arnold

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of three non-employee directors all of whom are expected to qualify as independent directors under the Sarbanes-Oxley Act and proposed Nasdaq listing standards. In 2000 the Board of Directors adopted the first written charter for the Audit Committee. On September 10, 2002 the Board of Directors adopted an updated Audit Committee charter. A Copy of this updated charter is attached as Appendix A.

The Audit Committee oversees the Company's auditing, accounting and financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee, among other things, reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is directly responsible for the engagement, compensation and over-sight of the Company's independent auditors. The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed their independence from the Company and its management and considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditors' independence.

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year 2002.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                          Audit Committee
                                          of the Board of Directors

                                          Henry Mariani, Chairman
                                          Jerry Davis
                                          R. L. Qualls

                              CERTAIN TRANSACTIONS

     The Company's bank subsidiary has had, in the ordinary course of business, banking transactions with certain of its officers and directors and with certain officers and directors of the Company. All loan transactions with officers and directors of the Company, its bank subsidiary, and their related and affiliated parties, have been in the ordinary course of business, on substantially the same terms, including interest rates and collateral as those prevailing for comparable transactions with other loan customers of the Company, and have not included more than the normal risk of collectibility associated with the Company's other banking transactions or other unfavorable features.

     As discussed under the caption "Compensation Committee Interlocks and Insider Participation," the Company has entered into contracts with East-Harding, Inc., of which Mr. East, a director of the Company, is co-owner, Chairman and Chief Executive Officer.

                               COMPANY PERFORMANCE

     The graph below shows a comparison for the period commencing December 31, 1997 through December 31, 2002 of the cumulative total stockholder returns (assuming reinvestment of dividends), for the Common Stock, the S&P SmallCap Index, and the Nasdaq Financial Index, assuming a $100 investment on December 31, 1997.

                   [5 YEAR PERFORMANCE CHART WILL APPEAR HERE]

                          Cumulative Return Comparison

                                    [GRAPH]

----------------------------------------------------------------------------------------------------------------
                                         12/31/1997   12/31/1998  12/31/1999  12/31/2000  12/31/2001  12/31/2002
----------------------------------------------------------------------------------------------------------------
OZRK (Bank of the Ozarks, Inc.)          $      100   $       95  $       83  $       56  $      113  $      213
----------------------------------------------------------------------------------------------------------------
SML (S&P Smallcap Index)                 $      100   $       99  $      111  $      124  $      132  $      113
----------------------------------------------------------------------------------------------------------------
NDF (NASDAQ Financial Index)             $      100   $       99  $       92  $      104  $      110  $      108
----------------------------------------------------------------------------------------------------------------

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Securities Exchange Act of 1934, the Company's executive officers and directors are required to file reports of ownership and subsequent changes of ownership with the Securities and Exchange Commission. Specific due dates have been established for these reports and the Company is required to disclose in this proxy statement any failure to file by these dates during the preceding year. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that during the preceding year all filing requirements applicable to directors and executive officers have been complied with except a Form 4 filed five and six days late on September 11, 2002 for Darrel Russell as a result of a stock sale on September 3, 2002 and a stock purchase in his 401(k) plan on September 4, 2002.

                       AUDIT FEES; AUDITORS TO BE PRESENT

     Ernst & Young LLP served as the Company's independent auditors for the year ended December 31, 2002. Fees incurred for services provided by the Company's independent auditors were:

                         Audit fee for 2002 audit     $120,500
                         Audit related services         17,470
                         Tax service fees               21,838
                         Other service fees              4,550
                                                      --------
                                                      $164,358
                                                      ========

Audit related services include an employee benefit plan audit and consultation related to financial reporting matters. Tax services fees are for preparation of various tax returns and tax consultations. Other services related to consultation on a proposed business transaction.

     A representative of Ernst & Young LLP, the Company's independent auditors, is expected to attend the 2003 Annual Meeting and will be afforded the opportunity to make a statement. The representative will also be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Any stockholder proposal to be presented at the 2004 Annual Meeting should be directed to the Secretary of the Company, and must be received by the Company on or before November 12, 2003 in order to be eligible for inclusion in the Company's proxy statement and form of proxy. Any such proposal must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (or any successor rule).

     Additionally the Company's bylaws contain an advance notice provision which provides that a matter may not be brought before the Company's annual meeting by a stockholder unless the proposal (the "Proposal") is delivered in writing to the Secretary of the Company no later than 30 days prior to the Company's fiscal year end. Accordingly, if any stockholder of the Company desires to submit a Proposal for consideration to be brought before the Company's 2004 Annual Meeting, the stockholder must deliver written notice of the Proposal to the Secretary of the Company no later than December 1, 2003.

                        ADDITIONAL INFORMATION AVAILABLE

     Upon written request the Company will furnish, without charge, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the United States Securities and Exchange Commission, including the related financial statements. The written request should be sent to the Secretary of the Company, Bank of the Ozarks, Inc., P.O. Box 8811, Little Rock, Arkansas 72231-8811.

                                  OTHER MATTERS

     The Company does not presently know of any business other than that described above to be presented to the stockholders for action at the meeting. Should other business come before the meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies. The materials referred to in this proxy statement under the captions "Company Performance," "Report of the Personnel and Compensation Committee on Executive Compensation" and "Report of the Audit Committee" shall not be deemed soliciting material or otherwise deemed filed and shall not be deemed to be incorporated by any general statement of incorporation by reference in any filings made under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors

                                          /s/ George Gleason
                                          --------------------------------------
                                          George Gleason
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer

March 13, 2003

                                                                      Appendix A

                            Bank of the Ozarks, Inc.
                             Audit Committee Charter
                          As Adopted September 10, 2002

Statement of Policy

The Audit Committee's role is to provide assistance to the Board of Directors in fulfilling their oversight responsibilities relating to corporate auditing, accounting, and financial reporting. In fulfilling this role, the Audit Committee should monitor (a) the qualitative aspects of financial reporting to the public and governmental bodies; (b) the Company `s processes for the management of business/financial risk, including the Company's internal audit, loan review, and regulatory compliance functions, (c) the Company's system of internal controls regarding finance, accounting and compliance with significant applicable legal, ethical, and regulatory requirements; (d) the independent auditors' engagement, qualifications and independence; and (e) the Company's auditing, accounting and financial reporting processes in general. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, the internal audit, loan review and regulatory compliance personnel, and management of the Company.

Organization

The Audit Committee of the Board of Directors shall be comprised of at least three directors who are independent of management and the Company. Members of the Audit Committee shall meet the independence and qualification requirements of the federal securities laws and the applicable regulations of the Securities and Exchange Commission ("SEC"), the NASDAQ Stock Market, Inc. ("NASDAQ") and the Public Company Accounting Oversight Board.

All Audit Committee members shall be financially literate, at least one member shall be a financial expert (as defined by the rules and regulations promulgated under the Sarbanes-Oxley Act of 2002), and at least one member will have accounting or related financial management expertise. The qualification of persons to serve on the Audit Committee shall be determined by the Board of Directors and all members shall be elected annually by the Board.

Meetings

The Audit Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee shall provide sufficient opportunity for the internal and independent auditors and loan review and regulatory compliance personnel to meet with the Audit Committee without members of management present. Periodically the Audit Committee shall meet separately with the independent auditors, with the internal audit, loan review and regulatory compliance personnel, and with management.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate auditing, accounting and financial reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

..   Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter, the performance of the Audit Committee and the Committee's role and responsibility as conditions dictate (at least annually).

..   Be directly responsible for the appointment, compensation, oversight and, where appropriate, replacement of the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

..   Have a clear understanding with the independent auditors that they are ultimately accountable to the Audit Committee, as the shareholders' representatives.

..   Communicate, to the extent appropriate, throughout the year with senior management, other committee chairpersons and other key committee advisors, external and internal auditors, and loan review and regulatory compliance personnel, as applicable, to strengthen the Audit Committee's knowledge of relevant current and prospective business issues.

..   Review and concur with management's appointment, termination, or replacement of employees of the risk management department which includes internal audit, loan review and corporate compliance.

..   Meet with the independent auditors of the Company to review and approve in advance for the current year the engagement of the independent auditors to audit the annual financial statements of the Company and its divisions and subsidiaries. The Audit Committee may meet with management of the Company and solicit its views as to the engagement of the independent auditors, but the Audit Committee shall retain the ultimate authority and responsibility for such engagement. The engagement of the independent auditors shall comply with all applicable requirements of law, including the following:

       . The Audit Committee shall approve in advance all audit services to be performed by the auditors.

       . Each of the lead (or coordinating) audit partner (having primary responsibility for the audit) and the audit partner responsible for reviewing the audit shall have not performed audit services for the Company in each of the 5 previous fiscal years of the Company.

..   Review procedures to be utilized by the independent auditors (including planning and staffing of the audit) and at the conclusion of such engagement, any comments or recommendations of the independent auditors.

..   Review the nature and scope of all professional services other than audit services to be provided to the Company by the independent auditors and consider the relationship to the auditors' independence. With respect to all non-audit services:

       . The independent auditors shall not perform any services that are prohibited by the Sarbanes-Oxley Act of 2002 or any rule or regulation promulgated thereunder.

       . The Audit Committee shall approve in advance as required by law any non-audit services that may be performed by the auditors and verify such non-audit services are disclosed in the Company's periodic reports. The Committee may delegate to one or more of its designated members, the authority to grant pre-approvals of non-audit services. The decisions of any designee to pre-approve a non-audit service shall be presented to the full Committee at each of its scheduled meetings.

..   On an annual basis, obtain from the independent auditors a written communication delineating all relationships with and professional services to the Company as required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

..   The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

..   The Company shall provide for appropriate funding, as determined by the
    Audit Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to the independent auditors and to any advisers employed by the Audit Committee.

..   Review with the independent auditors, the Company's internal auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

..   Review reports not reviewed by the Board of Directors that are received from regulators and other legal and regulatory agencies that may have a material effect on the financial statements or related Company compliance policies.

..   Review the risk management function (including internal audit, loan review and regulatory compliance) of the Company including the independence and authority of its reporting obligations, the proposed audit plans, loan workplans, and regulatory compliance workplans for the coming year, and the coordination of such plans.

..   Inquire of management, the internal audit, loan review and regulatory compliance personnel, and the independent auditors about the Company's risk management process, significant risks or exposures to the Company and assess the steps management has taken to minimize such risks to the Company.

..   Review, assess and approve with the input of management, the Company's code of ethical conduct and ensure that management has established an effective system to monitor and enforce such code. Regarding the Code of Ethics, the Committee shall:

       . Approve a process for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

       .  Approve the method of public disclosure of the Code of Ethics.

       . Periodically review and assess the Code of Ethics and approve any recommended changes thereto.

       . Periodically review the adequacy of the Company's ethics compliance programs and the performance of the regulatory compliance officer and make recommendations for any changes with respect thereto.

       . Have the sole authority to grant waivers of the Code of Ethics for executive officers (including the Company's principal financial and accounting officers) and directors, and only disinterested Committee members may participate in any such waiver deliberations.

       . Approve a policy for the prompt public disclosure of any waivers of the Code of Ethics granted in favor of any director or executive officer.

..   Review with the members of management that are responsible for administering the Company's regulatory compliance programs any issues that could have a significant impact on the Company's financial statements. Also review and assess the adequacy of the Company's regulatory compliance programs.

..   Receive prior to each meeting, a summary of findings from completed internal audits, loan workplans and regulatory compliance workplans and a progress report on the proposed plans for such areas, with explanations for any deviations from the original plans.

..   Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q to (a) determine that the independent auditors do not take exception to the disclosure and content of the financial statements and that the auditors believe such financial statements reflect all material correcting adjustments that have been identified by the independent auditors in accordance with generally accepted accounting principles and the rules and regulations of the SEC and
    (b) discuss any other matters required to be communicated to the Audit Committee by the auditors. The chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

..   Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders and that the auditors believe such financial statements reflect all material correcting adjustments that have been identified by the independent auditors in accordance with generally accepted accounting principles and the rules and regulations of the SEC. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Audit Committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles, the consistency of application of the Company's accounting practices, and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

..   The Audit Committee shall confirm with management of the Company and the independent auditors that:

       . each annual and quarterly financial report required to be filed with the SEC discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

       . any pro forma financial information contained in any periodic or other report filed with the SEC pursuant to the securities laws, or in any public disclosure or press or other release, is presented in a manner that complies with applicable requirements of law and the rules and regulations of the SEC.

..   Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information.

..   Discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

..   Provide sufficient opportunity for the internal and independent auditors and the loan review and regulatory compliance personnel to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

..   Report the results of the annual audit to the Board of Directors. If requested by the board, invite the independent auditors to attend the full Board of Directors' meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

..   Obtain from the independent auditors assurance that they have not detected or otherwise become aware of any information that is required to be disclosed to the Committee pursuant to Section 10A of the Securities Exchange Act of 1934.

..   Review the Company's disclosure in the Proxy Statement for its annual meeting of shareholders that describes that the Audit Committee has a written Charter and has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the Proxy Statement at least triennially or the year after any significant amendment to the Charter.

..   Review and approve the report of the Audit Committee in the proxy statement disclosing whether or not the Audit Committee had reviewed and discussed with management and the independent auditors as well as discussed within the Audit Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In reliance on discussions with management and the independent auditors, the Audit Committee will recommend to the Board of Directors that the audited financial statements be included with the Annual Report on Form 10-K for filing with the SEC.

..   Have the authority to engage third parties to review the performance of the financial, accounting and internal control functions of the Company.

..   Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

..   Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

..   Disclose in the Company's periodic reports any non-audit services that are performed by the independent auditors.

..   Discuss with the independent auditors any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

..   Approve procedures for disclosing in the Company's periodic reports the independence and qualifications of the Audit Committee members, including whether or not any members are "financial experts" as that term is defined by the rules and regulations promulgated under the Sarbanes-Oxley Act of 2002.

..   Disclose annually in the Proxy Statement that the Company has an Audit
    Committee and the members of the Audit Committee are independent of the Company and management as the term independent is defined in the listing standards of the NASDAQ.

Limitations on the Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the Audit Committee's duty to audit the Company's financial statements or to determine that the Company's financial statements are complete and accurate or in accordance with GAAP. These are the responsibilities of management and the independent auditors.

                           BANK OF THE OZARKS, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS APRIL 22, 2003

        The undersigned stockholder(s) of Bank of the Ozarks, Inc. (the "Company") hereby appoint(s) George Gleason and Mark Ross, and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with power of substitution, to attend the meeting and to vote the stock owned by or registered in the name of the undersigned, as instructed below, at the 2003 Annual Meeting of Stockholders to be held at the Company's office, 12615 Chenal Parkway, Little Rock, AR 72211, on Tuesday, April 22, 2003 at 1:00 p.m., local time, and at any adjournments or postponements thereof, for the transaction of the following business:

     [X]  PLEASE MARK VOTES AS IN THE EXAMPLE

    1.TO ELECT ELEVEN DIRECTORS: George Gleason, Mark Ross, Jean Arehart,
      Steven Arnold, Jerry Davis, Robert East, Linda Gleason, Porter Hillard, Henry Mariani, R. L. Qualls, Kennith Smith


      [_] FOR ALL NOMINEES      [_] WITHHOLD      [_] FOR ALL EXCEPT


      INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of such nominee(s) in the list above.

    2.IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
      BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                           (Continued On Other Side)

        The Proxy when properly executed will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES IN PROPOSAL 1.

                                         Please sign exactly as name(s) appears
                                         below. If stock is in the name of
                                         two or more persons, each should sign.
                                         Persons signing as attorney, executor,
                                         administrator, trustee, guardian or
                                         other fiduciary, please give full title
                                         as such. If a corporation, signature
                                         should be by president or other
                                         authorized officer. If a partnership,
                                         please sign in partnership name by
                                         authorized person.

                                         PLEASE SIGN, DATE AND RETURN THIS PROXY
                                         PROMPTLY IN THE ENCLOSED ENVELOPE.
                                         Please mark any name or address changes
                                         below.

                                                                            2003
                                         ---------------------------------------
                                         SIGNATURE                          DATE


                                                                            2003
                                         ---------------------------------------
                                         SIGNATURE                          DATE